Dreyfus Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                Dreyfus Appreciation Fund, Inc.
                                                                       The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc. covering the six-month period from January 1, 1999 through June 30, 1999. Inside you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the growth and value sectors of the large-cap stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Appreciation Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc.  perform relative to its benchmark?

The fund produced a total return of 6.88% over the six-month period ended June 30, 1999.(1) In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") provided a 12.38% total return.(2)

Our relative underperformance over the six month period was the result of a combination of factors. The technology sector, particularly the high-flying internet stocks, performed very strongly during the period, and this is an area in which we have chosen to de-emphasize, given that the constantly changing nature of technology reduces our confidence in our ability to predict success factors more than a year or two into the future. An additional contributor to our underperformance was the substantial correction, after several years of good performance, in the pharmaceutical sector, an area where we have committed over one-sixth of the fund's capital. We believe that the long-term outlook for the pharmaceutical industry remains attractive, and we intend to remain committed to this sector.

What is the fund's investment approach?

We evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for their sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and above-average growth potential.

We also maintain a "buy-and-hold" investment strategy, which is based on remaining fully invested and on targeting long-term growth over a three to five-year time frame, rather than going for short-term profits.

                                                                   The Fund 3

As a result, we tend to buy and sell relatively few stocks over the course of the year. During the recent six-month period, the fund's portfolio turnover rate was 3.51%.

Our investment strategy is also predicated on purchasing growth at a price we consider to be justified by a company's fundamentals. For example, while the fund was invested in several leading technology companies during the period, such as Intel and Microsoft, we avoided most Internet companies because we considered their prices to be higher than warranted by their financial strength and growth rates.

What other factors influenced the fund's performance?

In addition to the remarkable rally of Internet-related stocks early in the six-month period, the fund's performance was influenced by a change in market leadership that took place in April. When investors began to recognize that economic growth in the United States and overseas might be stronger than they had anticipated, they became concerned about a possible resurgence of inflation. In fact, reports of low levels of U.S. unemployment and rising global energy and commodity prices further fueled inflation fears. As a result, interest rates rose sharply.

When interest rates rise, growth companies become less attractive to investors. That' s because higher interest rates have the potential to erode profits. Accordingly, many investors began to sell their holdings of growth companies and buy more attractively priced value-oriented companies. In addition, investors turned their attention to companies whose earnings are sensitive to changes in economic conditions, such as paper and chemical producers. Because our long-term perspective favors companies with consistent and longstanding track records of earnings growth, some of the companies in which we invested were hurt by the market's recent preference for value stocks.

What is the fund's current strategy?

We continue to maintain the long-term investment strategy that produced the fund's past success. Our company-by-company analyses led us to maintain the fund's relatively high level of exposure to stocks in the financial services industry, and relatively low participation in cyclical and technology stocks.

The fund's investments in financial services stocks performed particularly well as investors became more comfortable that the worst-case scenarios were unlikely to materialize for banks, brokerage firms and insurance companies doing business in Asian and Latin American emerging markets. Financial giant Citigroup provided particularly attractive returns in the wake of the apparently successful merger of Citicorp and Travelers Group. Companies such as BankAmerica, Merrill Lynch and Marsh & McLennan also provided attractive returns.

The fund also benefited from good performance from individual companies in a variety of sectors. Automobile manufacturer Ford Motor has reported record sales in a favorable economic environment. More important, we believe that Ford Motor is well positioned to establish itself as a leading competitor in the global automobile market. In our opinion, technology company Cisco Systems, a dominant supplier of Internet infrastructure, is another example of a company with a history of earnings growth that is likely to continue.

Our investment strategy can be summarized as follows: we believe that, over the long term, superior companies produce superior returns. We intend to maintain that strategy regardless of short-term market influences.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)




COMMON STOCKS--98.4%                                                                    Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPAREL--.8%
Christian Dior                                                                         150,000                        24,517,650
Polo Ralph Lauren                                                                      650,000  (a)                   12,350,000
Warnaco Group, Cl. A                                                                   180,000                         4,815,000

                                                                                                                      41,682,650


AUTOMOTIVE--4.0%
Dailmer-Chrysler                                                                       808,200                        71,828,775
Delphi Automotive Systems                                                              349,465                         6,486,944
Ford Motor                                                                           2,124,905                       119,924,326

                                                                                                                     198,240,045


BANKING--6.1%
BankAmerica                                                                          1,251,466                        91,748,101
Chase Manhattan                                                                      1,425,000                       123,440,625
SunTrust Banks                                                                       1,350,000                        93,740,625

                                                                                                                     308,929,351


BASIC MATERIALS--.3%
Dow Chemical                                                                            50,000                         6,343,750
Rohm & Haas                                                                            150,000                         6,431,250

                                                                                                                      12,775,000


CAPITAL GOODS--8.9%
AlliedSignal                                                                         1,525,000                        96,075,000
Boeing                                                                                 553,900                        24,475,457
Emerson Electric                                                                     1,000,000                        62,875,000
General Electric                                                                     1,525,000                       172,325,000
Rockwell International                                                               1,500,000                        91,125,000

                                                                                                                     446,875,457


COMMUNICATIONS SERVICE & MANUFACTURING--6.3%
Bell Atlantic                                                                        1,025,000                        67,009,375
BellSouth                                                                            2,375,000                       111,328,125
SBC Communications                                                                   2,375,192                       137,761,136

                                                                                                                     316,098,636


COMPUTERS--8.8%
Cisco Systems                                                                        2,051,500  (a)                  132,321,750
Compaq Computer                                                                      1,250,000                        29,609,375
Hewlett-Packard                                                                      1,000,000                       100,500,000
Microsoft                                                                            2,000,000  (a)                  180,375,000

                                                                                                                     442,806,125


6



COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS--5.2%
Conexant Systems                                                                       475,000  (a)                   27,579,687
Intel                                                                                3,950,000                       235,025,000

                                                                                                                     262,604,687


ENERGY--6.0%
BP Amoco, A.D.S.                                                                       820,000                        88,970,000
Chevron                                                                                450,000                        42,834,375
Exxon                                                                                  950,000                        73,268,750
Mobil                                                                                  660,000                        65,340,000
Royal Dutch Petroleum, A.D.R.                                                          540,000                        32,535,000

                                                                                                                     302,948,125


FINANCE-MISC.--8.9%
American Express                                                                       300,000                        39,037,500
Associates First Capital, Cl. A                                                      1,901,788                        84,272,981
Citigroup                                                                            2,666,250                       126,646,875
Federal National Mortgage Association                                                1,925,000                       131,621,875
Hertz, Cl. A                                                                           350,000                        21,700,000
Merrill Lynch                                                                          575,000                        45,964,062

                                                                                                                     449,243,293


FOOD & DRUGS--1.9%
Walgreen                                                                             3,300,000                        96,937,500


FOOD, BEVERAGE & TOBACCO--7.9%
Anheuser-Busch                                                                         140,000                         9,931,250
Coca-Cola                                                                            2,400,000                       150,000,000
Kellogg                                                                                125,000                         4,125,000
Nestle, A.D.R.                                                                         350,000                        31,850,000
PepsiCo                                                                              2,050,000                        79,309,375
Philip Morris  Cos.                                                                  3,000,000                       120,562,500

                                                                                                                     395,778,125


HEALTH CARE--17.5%
Abbott Laboratories                                                                  1,750,000                        79,625,000
American Home Products                                                               1,800,000                       103,500,000
Bristol-Myers Squibb                                                                 1,600,000                       112,700,000
Johnson & Johnson                                                                    1,600,000                       156,800,000
Merck & Co.                                                                          2,100,000                       155,400,000
Pfizer                                                                               2,100,000                       230,475,000

                                                                                                                The Fund 7




STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)
Roche Holdings, A.D.R.                                                                 325,000                        33,434,375
Schering-Plough                                                                        160,000                         8,480,000

                                                                                                                     880,414,375


HOUSEHOLD PRODUCTS-MISC.--5.2%
Colgate-Palmolive                                                                      675,000                        66,656,250
Estee Lauder Cos.                                                                      520,000                        26,065,000
Gillette                                                                             1,900,000                        77,900,000
Procter & Gamble                                                                     1,000,000                        89,250,000

                                                                                                                     259,871,250


INSURANCE--4.3%
American General                                                                       316,000                        23,818,500
Berkshire Hathaway, Cl. A                                                                1,507  (a)                  103,832,300
Berkshire Hathaway, Cl. B                                                                   15  (a)                       33,600
Marsh & McLennan                                                                     1,175,000                        88,712,500

                                                                                                                     216,396,900


MEDIA/ENTERTAINMENT--2.6%
Disney (Walt)                                                                          450,000                        13,865,625
Fox Entertainment Group, Cl. A                                                       1,457,700  (a)                   39,266,794
McDonald's                                                                           1,550,000                        64,034,375
Tricon Global Restaurants                                                              250,000  (a)                   13,531,250

                                                                                                                     130,698,044


PUBLISHING--1.2%
McGraw-Hill                                                                          1,075,000                        57,982,813
News Corp, A.D.R.                                                                      120,000                         4,237,500

                                                                                                                      62,220,313

RETAIL--1.4%
Wal-Mart Stores                                                                      1,450,000                        69,962,500

TRANSPORTATION--1.1%
Norfolk Southern                                                                     1,900,000                        57,237,500

TOTAL COMMON STOCKS
   (cost $3,345,037,186)                                                                                           4,951,719,876

8



PREFERRED STOCKS--.5%                                                                   Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;
News Corp., A.D.R.
   (cost $15,964,941)                                                                  800,000                        25,250,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Principal
SHORT-TERM INVESTMENTS--.9%                                                         Amount ($)                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:
4.45%, 9/23/1999                                                                    45,356,000                        44,874,455
4.65%, 9/30/1999                                                                     1,872,000                         1,849,985

TOTAL SHORT-TERM INVESTMENTS
   (cost $46,735,050)                                                                                                 46,724,440
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,407,737,177)                                                  99.8%                     5,023,694,316

CASH AND RECEIVABLES (NET)                                                                 .2%                        11,534,452

NET ASSETS                                                                              100.0%                     5,035,228,768

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                            Cost         Value
-------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                         3,407,737,177  5,023,694,31

Cash                                                                 18,473,809

Receivable for investment securities sold                            46,640,272

Receivable for shares of Common Stock subscribed                      4,443,387

Dividends receivable                                                  3,617,964

Prepaid expenses                                                        259,752

                                                                  5,097,129,500
-------------------------------------------------------------------------------


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,374,071

Due to Fayez Sarofim & Co.                                            1,088,498

Due to Distributor                                                      995,906

Payable for shares of Common Stock redeemed                          57,895,539

Interest payable--Note 2                                                 21,653

Accrued expenses                                                        525,065

                                                                     61,900,732
--------------------------------------------------------------------------------
NET ASSETS ($)                                                    5,035,228,768
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   3,369,365,873

Accumulated undistributed investment income--net                     13,946,852

Accumulated net realized gain (loss) on investments                  35,972,249

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions               1,615,943,794
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    5,035,228,768
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.01 par value Common Stock authorized)      111,999,162

NET ASSET VALUE, offering and redemption price per share ($)              44.96

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $859,100 foreign taxes withheld at source)   33,452,680

Interest                                                             1,087,390

TOTAL INCOME                                                        34,540,070

EXPENSES:

Investment advisory fee--Note 3(a)                                   6,536,239

Sub-investment advisory fee--Note 3(a)                               6,365,157

Shareholder servicing costs--Note 3(b)                               6,977,511

Registration fees                                                      252,810

Prospectus and shareholders' reports                                   246,643

Custodian fees--Note 3(b)                                              104,060

Professional fees                                                       23,454

Interest expense--Note 2                                                21,653

Directors' fees and expenses--Note 3(c)                                 17,928

Loan commitment fees--Note 2                                             9,040

Miscellaneous                                                           38,723

TOTAL EXPENSES                                                      20,593,218

INVESTMENT INCOME--NET                                              13,946,852
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             36,034,898

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                               258,417,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             294,452,504

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               308,399,356

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                           June 30, 1999          Year Ended

                                              (Unaudited)  December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             13,946,852     22,086,845

Net realized gain (loss) on investments            36,034,898      6,832,495

Net unrealized appreciation (depreciation)
   on investments                                 258,417,606    779,726,182

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                      308,399,356    808,645,522
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                    --    (22,227,913)

Net realized gain on investments                    (332,038)    (6,915,626)

TOTAL DIVIDENDS                                     (332,038)   (29,143,539)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   1,886,074,198  3,227,561,253

Dividends reinvested                                  251,019     23,885,824

Cost of shares redeemed                       (1,321,179,656) (1,846,571,204)

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                    565,145,561   1,404,875,873

TOTAL INCREASE (DECREASE) IN NET ASSETS          873,212,879   2,184,377,856
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,162,015,889  1,977,638,033

END OF PERIOD                                   5,035,228,768  4,162,015,889

Undistributed investment income--net               13,946,852            --
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        43,470,026     86,769,924

Shares issued for dividends reinvested                  5,769        569,180

Shares redeemed                                   (30,400,760)   (49,485,662)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      13,075,035     37,853,442

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended
                                            June 30, 1999                                Year Ended December 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         1998         1997           1996          1995          1994
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                               42.07         32.38         25.58          20.55         15.17         14.92

Investment Operations:

Investment income--net                                 .13(a)        .23           .25            .25            .33          .28

Net realized and unrealized
   gain (loss) on investments                         2.76          9.76          6.87           5.03           5.42          .26

Total from Investment Operations                      2.89          9.99          7.12           5.28           5.75          .54

Distributions:

Dividends from investment

   income--net                                          --          (.23)         (.26)          (.25)         (.34)         (.28)

Dividends in excess of
   investment income--net                               --            --          (.00)(b)         --            --            --

Dividends from net realized gain
   on investments                                     (.00)(b)      (.07)         (.06)            --          (.03)         (.01)

Total Distributions                                     --          (.30)         (.32)          (.25)         (.37)         (.29)

Net asset value, end of period                       44.96         42.07         32.38          25.58         20.55         15.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      6.88(c)      30.85         27.85          25.68         37.89          3.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                          .44(c)       .89            .87            .91           .92           .96

Ratio of net investment income

   to average net assets                               .29(c)       .75            .99           1.34          2.28          1.86

Portfolio Turnover Rate                               3.51(c)      1.40           1.23           4.84          4.51          6.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   5,035,229    4,162,016      1,977,638        845,497        457,267      233,459

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                   The Fund 15

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 1999 was approximately $826,500, with a related weighted average annualized interest rate of 5.21%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:



       Average Net Assets                                                                        Dreyfus                   Sarofim
       -----------------------------------------------------------------------------------------------------------------------------
     0 up to $25 million  . . . . . . . . . . . . . . . . . . . . . . . . .                    .44 of 1%                  .11 of 1%

     $25 million up to $75 million  . . . . . . . . . . . . . . . . . . . .                    .37 of 1%                  .18 of 1%

     $75 million up to $200 million . . . . . . . . . . . . . . . . . . . .                    .33 of 1%                  .22 of 1%

     $200 million up to $300 million  . . . . . . . . . . . . . . . . . . .                    .29 of 1%                  .26 of 1%

     In excess of $300 million  . . . . . . . . . . . . . . . . . . . . . .                    .275 of 1%                 .275 of 1%

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The

Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1999, the fund was charged $5,864,271 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $615,084 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 1999, the fund was charged $104,060 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $721,778,757 and $163,336,386, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $1,615,957,139, consisting of $1,625,415,477 gross unrealized appreciation and $9,458,338 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Fund 17

                        For More Information

                        Dreyfus Appreciation Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  141SA996